                                                                    EXHIBIT 32.2

     CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

         In connection with the Quarterly  Report of Empire  Resorts,  Inc. (the
"Company")  on Form 10-Q for the period  ended  March 31, 2006 as filed with the
Securities and Exchange Commission on the date hereof (the "Quarterly  Report"),
I,  Ronald J.  Radcliffe,  Chief  Financial  Officer  of the  Company,  certify, pursuant to Section  906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.  Section
1350), that:

(1)      The Quarterly  Report fully complies with the  requirements of Section
13(a) of the Securities Exchange Act of 1934; and

(2)      The information  contained in the Quarterly Report fairly presents, in all material respects,  the financial  condition and results of operation of the
Company.

Date: May 12, 2006

By: /s/ Ronald J. Radcliffe
   -------------------------------------
      Ronald J. Radcliffe
      Chief Financial Officer

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been provided to Empire.